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The Foreign & Colonial
Emerging Middle East Fund, Inc.




Annual Report
October 31, 1995








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Foreign & Colonial Emerging Markets Limited



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General Information


THE FUND

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange ("NYSE"). Its investment objective is long-term capital appreciation through investment primarily in equity securities of Middle East issuers. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of emerging Middle East issuers, with an anticipated emphasis on Egypt, Jordan, Morocco, Oman and Tunisia. The balance of the Fund's assets will be invested in equity and corporate debt securities of other Middle East issuers and sovereign debt obligations of Middle East countries.

THE INVESTMENT ADVISER

Foreign & Colonial Emerging Markets Limited (the "Investment Adviser"), an affiliate of Foreign & Colonial Management Ltd, is the Fund's investment adviser.

OTHER INFORMATION

Investment Objective

On November 22, 1995, the Fund announced that it would temporarily defer fully investing its portfolio in accordance with its investment objective and policies. As stated in the Fund's prospectus dated October 28, 1994, due to, among other factors, the desire of the Fund to invest selectively and gradually in order to avoid adversely influencing the prices paid by the Fund for its portfolio securities, the Fund anticipated that it would take up to one year for the Fund to be fully invested in accordance with its investment objective and policies.

As of December 14, 1995, approximately 54.93% of the Fund's assets were invested in equity securities of Emerging Middle East issuers, particularly in Morocco and Egypt, approximately 39.17% of its assets were invested in equity securities of issuers located in Israel and Turkey and approximately 5.90% of its assets were invested in cash, foreign currency and other assets. The Fund is not currently invested in Jordan because, as explained in the prospectus, certain countries, including Jordan, limit or prohibit foreign investment. Jordan has recently changed its law to permit foreign investment and, as of December 16, 1995, the Fund understands that it is now permitted to invest in Jordan, within limitations prescribed by law. The inability to invest in Jordan has impeded the Fund's ability to fully invest in accordance with its investment objective.

The Investment Adviser continues to believe that a gradual and selective approach to investing will result in a more attractive investment portfolio and produce beneficial results for the shareholders. Therefore, in light of this approach, along with the Fund's inability, until now, to invest in Jordan and political uncertainty in the Middle East region, the Investment Adviser expects that the Fund will be fully invested in accordance with its investment objective and policies by the end of March 1996.

Portfolio Management

Omar Masri has resigned as Vice President of the Fund, effective December 31, 1995. Scott Delman has assumed Mr. Masri's responsibilities and will continue to advise the Fund under the supervision of Arnab Banerji, the Investment Adviser's Chief Investment Officer. In addition, the Investment Adviser is currently conducting a search for an additional portfolio manager.

Risk Factors

Investment in the Fund and investments in the Middle East involve risks and special considerations which are not typically associated with investment in the United States, Western Europe or other more established economies or securities markets. These include risks associated with social, political and economic uncertainty, price volatility, limited liquidity and small market capitalization of the securities markets, less developed settlement procedures,

                                                                               1
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high inflation rates and currency devaluations and other fluctuations in currency exchange rates. The Fund may invest up to 35% of its total assets in high yield, high risk debt instruments. The Fund may utilize leverage by borrowing in an amount up to 25% of its total assets. There are special risks and costs associated with leveraging. Substantially all of the Fund's investments may be in illiquid securities.


SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "ForClE" or "ForegnColon". The Fund's NYSE trading symbol is "EME".

Net asset value and market price information about the Fund's shares are published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as in other newspapers, in a table captioned "Publicly Traded Funds". All inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, State Street Bank and Trust Company, at 800-426-5523.


DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders whose shares are registered in their own names are deemed to have elected to have all distributions (net of any applicable U.S. withholding tax) reinvested automatically in additional shares of the Fund by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares a dividend or capital gain distribution payable either in the Fund's shares or in cash, as shareholders may have elected, participants in the Plan will receive shares of the Fund, as outlined below. Whenever the market price per share is equal to or exceeds the net asset value per share as of the valuation date, participants will be issued new shares at a price per share equal to the greater of (a) the net asset value per share on that date or (b) 95% of the market price per share on that date. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading day. The Fund will not issue shares under the Plan at a price below net asset value. If net asset value exceeds the market price of the Fund's shares as of the valuation date, or if the Fund should declare a dividend or capital gain distribution payable only in cash, the Plan Agent will , as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's share, resulting in the acquisition of fewer shares than if the dividend or capital gain distribution has been paid in shares issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase

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period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $2.50 fee plus brokerage commission.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions is paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gain distributions.

The automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions. To the extent dividends and distributions are reinvested in additional shares issued by the Fund, participants should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the valuation date, of the shares received (regardless of the net asset value of the shares on the valuation date), and should have a cost basis in such shares equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. federal income tax purposes as receiving a distribution of the cash distribution that such shareholder would have received had it not elected to have such distribution reinvested.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid (i) subsequent to notice of the change sent to all shareholders of the Fund at least 90 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' prior written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8209, Boston, Massachusetts 02266-8209.

                                                                               3
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Report of the Investment Adviser



Dear Shareholder:


We are pleased to present the first annual report of The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") for the period ended October 31, 1995.

The Fund's initial public offering of 2,800,000 shares was completed on November 4, 1994. The Fund commenced operations on this date with a total of $41,725,000 of equity capital, prior to the deduction of underwriting commissions and offering costs.

At October 31, 1995, 47.79% of the Fund's assets were invested in equity securities of Emerging Middle East issuers and 44.61% were invested in equity securities of other Middle East issuers and debt securities of Middle East issuers, maintaining its strategy of investing in large capitalization stocks with exposure to a variety of promising sectors. Additionally, the Fund acquired share holdings in smaller capitalization companies that the Fund's Investment Adviser considered good investment opportunities in high growth sectors. On the company level, the Fund concentrated on three sectors which are expected to enjoy high growth rates in the foreseeable future: infrastructure, consumer and trade. Given the minimal level of foreign participation, the region's equity markets were relatively unaffected by global considerations, such as increases in US interest rates and liquidity outflows from emerging market equities during the Mexican currency crisis. As of October 31, 1995, the Fund's 10 largest equity investments and country allocation were as follows:

TOP 10 EQUITY INVESTMENTS:

                                                                     PERCENTAGE OF
                                                                      NET ASSETS
                                                                     -------------
Omnium Nord Africain (ONA "A" & "B")................................      3.60%
Koor Industries.....................................................      3.31
Commercial International Bank (CIB).................................      2.96
Societe Nationale d'Investissement (SNI)............................      2.83
Super Sol...........................................................      2.83
Banque Commerciale du Maroc (BCM)...................................      2.80
Trakya Cam..........................................................      2.61
Africa Israel Inv...................................................      2.58
Egyptian International Pharmaceuticals (EIPICO).....................      2.44
Cimenterie de l'Oriental (CIOR).....................................      2.18
                                                                         -----
                                                                         28.14%
                                                                         =====


COUNTRY ALLOCATION:

                                                                     PERCENTAGE OF
                                                                      NET ASSETS
                                                                     -------------
Egypt...............................................................     23.48%
Israel..............................................................     22.94
Morocco.............................................................     22.70
Turkey..............................................................     20.67
Lebanon.............................................................      4.22
Oman................................................................      2.04

EGYPT

MARKET REVIEW

The Egyptian Stock Exchange ("ESE") has declined 19.7% in US$ terms since the Fund's inception and 0.8% during the Fund's fourth quarter due to short term, technical issues. Volumes, however, have picked up noticeably since July of this year. The ESE remains predominantly a retail-driven market, and many investors have attempted to speculate on new privatization issues.

4
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The Government is addressing the lack of equity on the stock market by slightly accelerating state company share offerings. Even so, investor demand has generally remained strong, leading to continued high levels of over-subscription. Despite investor skepticism, the Minister of Privatization recently announced his intention to privatize 21 tourism-related companies during the first quarter of 1996. Dividend yields on most privatized enterprises have averaged 12%, an attractive alternative to bank deposits.

On the demand side, several new domestic mutual funds have recently been launched and others are expected to be in place before year-end. Foreign funds, which have generally been slow to invest on the ESE, are also expected to increase in number following the finalization of custody arrangements by two major US banks. Furthermore, the IFC has indicated that its index will include Egypt during 1996. Given the anticipated flow of new domestic and international capital to the market, the introduction of a new computerized trading system in October, and the steady supply of privatization issues, we expect the ESE, currently trading at a P/E of 10.1 times prospective 1995 earnings, to steadily rise over the coming months.

POLITICAL AND ECONOMIC REVIEW

The assassination attempt on President Mubarak's life demonstrates that security problems beset the regime, despite sustained crackdown on militant Islamist groups. We believe this attack should serve to strengthen the Government's resolve to eradicate both the militant and the more moderate political Islamist groups rather than move towards a compromise. The parliamentary elections at the end of November have dominated political debate during the second half of 1995. All of the opposition parties have announced their intention to participate after their 1990 boycott merely allowed the Government to rule unopposed. President Mubarak's current six year term does not expire until 1999.

While Egypt's foreign policy remains generally oriented towards the West, the regional peace process has transformed the old order in the Middle East, and this transition has important implications for Cairo. With US aid levels on the decline and European aid on the increase, Egypt is expected to begin to focus more closely on Europe. In particular, it is expected to seek the economic advantages of classification as a Mediterranean country by the European Union ("EU").

Official projections are for real GDP growth of 4.5% in 1994-95 and 5.4% in 1995-96, coming from a continued recovery in agriculture, manufacturing, trade and tourism. In addition, banking and financial services should continue to record strong growth, and higher prices for oil and refined products will provide further support. Government moves to deregulate the export regime and a minor depreciation of the Egyptian pound are intended to assist export growth in 1996, continuing the export boom of 1995. The Government continues to adopt a piecemeal approach to economic reform and is expected to manipulate the timetable to minimize social costs. Once the parliamentary elections are over, some momentum is expected to be restored to the reform process, which should allow the International Monetary Fund ("IMF") to sanction Egypt's third and final Paris Club debt write-off of $4 billion. The IMF recently backed down on demands calling for a devaluation of the Egyptian currency.

Inflation has remained relatively high in 1995 due to higher wages in the public sector, robust credit expansion to the private sector and the recent rise in world commodity prices. The Consumer Price Index, therefore, could reach around 9% in 1995, up from 8.5% at the end of 1994.

ISRAEL

MARKET REVIEW

Although local investors continue to show little interest in the Tel Aviv Stock Exchange, foreign investors have continued to invest in the blue-chip shares, pushing the market up 0.35% since

                                                                               5
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the Fund's inception and 0.6% during its fourth quarter. Israel's inclusion in the Morgan Stanley index and the ongoing popularity of high-technology issues have encouraged foreign investors to establish and build portfolio positions. While the flow of mutual fund redemptions has finally slowed down, this liquidation of financial assets will not easily be reversed since it has proved one of the driving forces behind private consumption. Reported third quarter earnings for most companies proved better than expected, and any currency depreciation would boost profits substantially. Trading at a prospective P/E ratio of 12.9 times 1995 earnings, we believe that at current valuation levels the market offers substantial upside potential.

POLITICAL AND ECONOMIC REVIEW

Shortly after the Israeli parliament narrowly approved the Oslo II accord, a right-wing Israeli gunman assassinated Prime Minister Rabin, creating enormous anxiety about the future of the peace process. Thus far, the transition to a new government under Shimon Peres has gone, in our opinion, quite smoothly, and the Labour Party has surged ahead of Likud in public opinion polls. Israeli military redeployment in the West Bank continues, and Prime Minister Rabin's funeral service, televised in much of the region, appears to have generated sympathy for Israel in the Arab world. Even Syria, which had sidetracked Golan negotiations over the issue of early warning stations, has sent more positive signals to the American intermediaries.

The Bank of Israel ended a series of interest rate cuts this autumn, based on rising inflation and strong money supply growth. The CPI has jumped to 12.0% or higher during the past three months, far higher than the 6% annualized rate through August. Perhaps more importantly, M1 expanded 14.7% in the January-August period. Although economic activity slowed late in the summer, the Treasury still estimates GDP growth in excess of 6%.

Furthermore, Bank of Israel intervention and market rumors have taken the shekel to its lowest level this year. Investors seem to be predicting that Peres will push through substantial budget cuts, allowing lower interest rates and a devaluation of the shekel. Although Peres has expressed optimism about such a scenario, Finance Minister Shohat has sounded less sanguine, noting Army requests for additional funding.

Significant private consumption has exacerbated the trade deficit, which widened by 54% in September alone. At this pace, the deficit would reach $11 billion by the end of 1995. After falling most of the summer, foreign currency reserves once again reached $9 billion in September; the private sector has taken on estimated $5 billion in foreign currency credit from Israeli banks.

MOROCCO

MARKET REVIEW

Despite the serious impact of the drought, the performance of the Casablanca Stock Exchange ("CSE") has not reflected the overall economic downturn of the market, increasing 4.2% since both the Fund's inception and during its fourth quarter. Free float remains low due to family or institutional ownership structures, and the ten largest capitalization companies continue to represent most of the traded volume. The launch of the first Moroccan mutual funds expected in December, however, should further tap domestic savings and increase market liquidity. In total, twelve mutual funds (nine open-ended and three closed-ended funds) have been approved.

Although not included on the original privatization list of 112 companies, at least 20% of Samir, the largest oil refiner, and Sonasid, the steel company, are expected to be listed on the CSE by the first quarter of 1996. Further privatizations are envisioned in the financial services sector, including Banque du Credit Populaire, Morocco's largest bank in terms of assets and number of branches. Furthermore, the Government plans to present a law for the privatization of the telecommunications sector near the end of 1996. The Ministry of Privatization is planning to issue Privatization Bonds; which are convertible bonds bearing a 9% interest rate. The bonds

6
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will be convertible during any public privatization offering. The bonds should enable the Government to realize privatization revenues immediately and will give investors pre-emptive rights over the remaining subscribers.

Meanwhile, the International Finance Corporation ("IFC") has indicated plans to include Morocco in its index next year. Based on the above developments and an expected rebound in corporate profits in 1996, we believe the CSE, currently trading at a P/E multiple of 11.8 times prospective 1995 earnings, remains relatively attractive.

POLITICAL AND ECONOMIC REVIEW

As Morocco experiences its worst drought in decades, economic recession has heightened calls for political liberalization. Opposition parties are pressing for more seats in parliament to be elected by universal suffrage, replacing the current system under which a third of the representatives are indirectly elected.

The Government has reached a new fishing accord with the EU, which will allow mainly Spanish fishing vessels to return to Moroccan waters. More importantly, this agreement paved the way for the initialling of a Moroccan-EU economic accord, similar to that completed with Tunisia earlier this year. This accord will lead to the establishment of a free-trade area in twelve years, with customs tariffs being phased out over the period. Morocco will receive approximately $500 million of aid from the EU over the 1996-1999 period.

We expect the drought will significantly impact the economy in 1995. Most GDP estimates have been revised down to a contraction of 5%. Non-agricultural sectors, however, are growing this year at approximately 3-4%. Provided rainfall levels and the harvest return to normal in 1996, real GDP growth of around 8% may be achieved. Meanwhile, consumer price inflation is anticipated to accelerate past 1994's level of 5.1% as food and fuel prices rise to reach around 8% in 1995.

TURKEY

MARKET REVIEW

The Turkish stock market ("ISE") gained 28.8% in US$ terms since the Fund's inception but fell 21.5% during the Fund's fourth quarter. Third quarter results for Turkish firms were generally strong; economic growth, combined with sharp cost cutting and a reduction of real wages led to substantial increases in after-tax earnings for listed firms. Net profit margins have benefited from the resumption of domestic demand while exports continue to grow. The earnings outlook for the fourth quarter remains quite promising. The country's traditional pre-election spending, however, could lead to an overheating economy in the run up to elections. Investor enthusiasm remains muted, and equity prices face mounting pressure from real rates. If elections are held on December 24, 1995, pre-election spending will be limited to only two months while the political uncertainty will fade. A sustainable rise in equity prices, however, should not be expected until the formation of a new government and announcement of its economic program. At present, the ISE is trading at 9.6 times projected 1995 earnings.

POLITICAL AND ECONOMIC REVIEW

In early October, the CHP's new chairman, Mr. Baykal, pulled his party out of the four-year old governing coalition, thus throwing the Government into a crisis. As a result, PM Ciller opened talks with ANAP, the main opposition party, as well as some smaller parties for support. When these negotiations failed, the governing coalition was reconstituted after reaching agreement on public workers strikes, government employees' salary increases, certain constitutional changes and anti-terrorism measures. The new coalition was ratified in a vote of confidence held on November 5 and early elections have now been agreed. While the date has been set for

December 24, 1995, an appeal to the Constitutional Court may force a delay of several months. Until then, the coalition can be expected to concentrate on securing Turkey's admission into the EU customs union.

From an economic point of view, it is important that the elections are held as early as possible, as the timing should dictate the pace and magnitude of the populist policies as well as the manner in which they will be financed. All performance criteria specified in the IMF stand-by agreement were met in the first half of the year. The economy then began to boom toward the end of summer, growing by 12% in the second quarter, and investors switched back into Turkish lira assets. More importantly, industrial production rose 8% over the first nine months. In response, interest rates were increased and the Central Bank abandoned foreign currency purchases in order to limit monetary expansion, decrease inflation and maintain exchange rates in line with IMF guidelines. The Central Bank is expected to maintain middle-of-the-road monetary policies until the elections.

If successfully implemented, the Government's economic policies should lead to economic growth of 3%-4% in 1996. Unless the economy slows in the fourth quarter, however, Turkey will begin the new year with substantial inflationary momentum, which may put renewed pressure on share prices and interest rates; year-end consumer price inflation could reach 90%. Meanwhile, major strides on the privatization front in 1996 are unlikely; instead, we expect a continuation of the piecemeal approach that has characterized the program this year.

LEBANON

MARKET REVIEW

After closing in 1983 at the height of the civil war, the Beirut Stock Exchange ("BSE") was inaugurated on September 25, 1995. Actual trading is expected to begin during the first quarter of 1996. At one point, 46 stocks were quoted on the BSE, one of which was foreign. Solidere, the property development company, is currently the only stock trading on the secondary market, but other shares listed on the BSE prior to 1983 are currently trading in the "grey" market.

The BSE will provide an important vehicle for Lebanese companies seeking to raise capital. The success of the $650 million Solidere issue and the two Eurobond issues has encouraged many firms to take this route. While Byblos Bank, a family-owned institution, undertook a $11.6 million private placement of its shares to the public, another major Lebanese bank, Bank Audi, undertook a $34 million Global Depositary Receipt ("GDR") issue, the first for an Arab country. It was twice oversubscribed with 85% of the funds coming from Europe and the US. When the BSE is operational again, the Lebanese authorities would like to see Beirut become a regional stock market. Lebanon's close business connections with Syria, coupled with the entrepreneurial culture and financial sophistication of Lebanese businessmen, could provide attractive opportunities.

OMAN

MARKET REVIEW

Since the Fund's inception, the Muscat Securities Market ("MSM") has increased 0.8% in US$ terms and 0.3% during the Fund's fourth quarter. The link between the MSM and the Bahrain Stock Exchange ("BSE") was finalized in March, and the first Omani company to be listed on the BSE was the Oman Cement Company. The successful linkage of two regional exchanges should add to the liquidity of the markets and improve the efficiency of capital flows in the Gulf, making Gulf shares more attractive to international investors. Meanwhile, two Gulf-based institutions are launching funds that will invest the bulk of their capital in the MSM. The establishment of these vehicles indicates a new trend in Omani banking, and a large number of banks have applied for investment banking licenses with the objective of diversifying their activities.

The recent success of most new flotations has also encouraged investment in the stock market. Currently trading at a P/E multiple of 9.5 times 1995 earnings, the MSM is one of the more inexpensive markets in the Fund's universe. Based on the improving macroeconomic fundamentals and the steady flow of liquidity into the market, the MSM continues to offer attractive opportunities. Although the Fund is currently unable to invest in Oman directly because custodial arrangements do not meet US regulatory requirements, the Fund expects to invest in Omani securities when such arrangements are established.

POLITICAL AND ECONOMIC REVIEW

Sultan Qaboos has emphasized that he does not consider a Western-style democracy appropriate to Oman, but he does appear to favor a more liberal political climate. Since the Sultan is still fairly young, he faces little pressure to name a successor. The country was shaken, however, by the death in a car accident of Qays al-Zawawi, the popular deputy prime minister for Finance & Economic Affairs. While the policy of replacing expatriate workers with Omani nationals, known as "Omanization", is expected to continue for both economic and political reasons, the Government will, in our opinion, continue to face a major challenge in its attempt to supplant foreign workers without affecting the standards of services to which Omanis have become accustomed.

Oman responded to last year's fall in oil prices by raising its crude oil production to approximately 860,000 barrels/day. The price outlook has marginally improved for this year. As a result of these developments, Oman will, in our opinion, experience real GDP growth this year for the first time since 1992. This growth, however, will probably be limited to just over 1%.

JORDAN

MARKET REVIEW

Investors are refraining from substantial equity activity on the regular market due in part to an environment of tighter liquidity resulting from higher interest rates and a record number of IPOs this year on the primary market. Investors have also been cautiously monitoring the Arab-Israeli peace negotiations and eagerly awaiting any sign of an end to sanctions on Iraq, Jordan's largest trading partner. The Amman Financial Market ("AFM") rose 7.6% in US$ terms since the Fund's inception and 2.5% during the Fund's fourth quarter. The market's rise was led in part by a strong rise in the share price of Arab Bank, which accounts for approximately 25% of the market's capitalization.

Despite expectations, the market did not move up ahead of the Amman economic summit and the passage of important investment and taxation laws, which are expected to streamline the system and encourage new foreign investment. Trading at a P/E multiple of 13 times prospective 1995 earnings, the AFM offers investors an attractive opportunity.

POLITICAL AND ECONOMIC REVIEW

The Government has become increasingly focused on producing a peace dividend for ordinary Jordanians, particularly in light of Prime Minister Rabin's assassination. Parliament recently approved major new legislation which is designed to make Jordan a more attractive place for foreign direct and portfolio investment. An overhaul is being carried out on the income tax, labor and investment laws, with the intention of reducing bureaucracy, increasing transparency and fostering further liberalization of the economy. To bolster foreign confidence and encourage local investors to keep their savings in Jordanian dinars, the foreign exchange regime has been simplified by pegging the currency to the US dollar.

The Government is now confidently predicting 1995 growth of approximately 6.4%, more than 1% above IMF projections. During the second half of 1995, the Telecommunications Corporation successfully tapped international capital markets by launching Jordan's first Eurobond. Meanwhile, Jordan became the first Arab state to receive sovereign credit and foreign currency debt ratings from Standards & Poor's and Moody's. With inflation brought under control through high interest rates, CPI forecasts for 1995 have been revised downward to 4.3% from 5%. Moreover, any boom on the back of increased demand from Iraq, resulting from a partial lifting of sanctions and higher oil sales, could add as much as 3% to Jordan's 1996 GDP growth.

TUNISIA

MARKET REVIEW

The Tunisian stock market, La Bourse des Valeurs Mobiliers de Tunis ("BVM"), rose 34.6% in US$ terms since the Fund's inception and 1.0% during the Fund's fourth quarter. Share price gains slowed during the second half of the year although huge demand continues to chase a limited number of stocks. The structural reforms introduced in September should further increase activity on the bourse throughout 1996; the measures include the removal of barriers to foreign investment, a provision for the exchange to be run by traders, and the establishment of a securities' watchdog. In an attempt to win more firms over to the concept of raising capital via the market, founding shareholders will receive guarantees that they can retain control of their companies should they float their shares. Government estimates suggest that around 300 public and private firms are eligible to enter the market.

Trading at a P/E of close to 23 times 1995 prospective earnings, the BVM is one of the more expensive markets in the Fund's investment universe. Based on a recent decree, foreign investment in listed companies will be permitted without authorization as long as the total level of such investment does not exceed 10%. Foreign investment in non-listed companies will meanwhile be permitted without authorization up to a level of 30%. Although the Fund is currently unable to invest in Tunisia because custodial arrangements do not meet US regulatory requirements, the Fund expects to invest in Tunisian securities when such arrangements are established.

POLITICAL AND ECONOMIC REVIEW

To preclude the instability that is convulsing neighboring Algeria, President Ben Ali has reshuffled several key posts this year and reorganized the economic departments of state. Tunisia also became the first Mediterranean non-member country to sign a Euro-Mediterranean Association agreement with the EU. The agreement, signed on July 17, calls for Tunisia to develop over 12 years, a free trade zone with the EU, which in turn will assist Tunisia to modernize its industry and improve its competitiveness.

Along with Morocco, Tunisia has suffered from the drought affecting the Maghreb region. Given the poor cereals harvest expected this year, the Government has now revised its real GDP growth forecast down to 4.0%. Expansion, however, is expected to take place in most sectors of the economy, and faster growth in Europe should help Tunisian exports. While a reasonably tight fiscal policy will help to limit inflationary pressures, CPI in 1995 is still expected to be around 5.5%.

We continue to believe that investing in the Middle Eastern equity markets will provide attractive long-term growth. We appreciate your interest in the Fund and would be pleased to respond to your questions or comments.

Scott M. Delman                         Omar M. Masri
Portfolio Manger                        Portfolio Manger
The Foreign & Colonial                  The Foreign & Colonial
Emerging Middle East Fund,              Emerging Middle East Fund,
Inc.                                    Inc.

Portfolio of Investments
October 31, 1995
--------------------------------------------------------------------------------
EQUITY AND EQUITY EQUIVALENTS--93.29%
--------------------------------------------------------------------------------

  SHARES                                                                              VALUE
-----------                                                                        ----------
EGYPT--20.72%
          APPAREL & TEXTILES--1.42%
  10,758  El Nasr Clothing & Textile Co. (KABO)..................................  $  534,893
                                                                                   ----------
          CHEMICALS--1.51%
   3,000  Paints and Chemicals Ind. (PACIN)......................................     569,285
                                                                                   ----------
          CONSTRUCTION--4.97%
  41,473  Amreyah Cement.........................................................     638,750
  49,230  Suez Cement............................................................     611,935
  45,980  Torah Cement...........................................................     626,865
                                                                                   ----------
                                                                                    1,877,550
                                                                                   ----------
          FINANCIAL SERVICES--2.96%
   7,330  Commercial International Bank (CIB)....................................   1,117,615
                                                                                   ----------
          FOOD & BEVERAGE--3.47%
  41,125  Misr for Soft Drinks (MISROOB).........................................     338,776
  21,200  Misr Gulf Oil Proc. Co. (MIGOP) (a)....................................     402,295
  33,865  North Cairo Flour Mills................................................     568,003
                                                                                   ----------
                                                                                    1,309,074
                                                                                   ----------
          HOTELS--0.62%
  12,045  Misr for Hotels (Hilton)...............................................     233,883
                                                                                   ----------
          OIL & GAS--1.51%
  32,200  Phoenix Resource Companies, Inc........................................     571,550
                                                                                   ----------
          PHARMACEUTICALS--2.44%
  25,200  Egyptian International Pharmaceuticals (EIPICO)........................     921,183
                                                                                   ----------
          STEEL--1.82%
  12,000  Alexandria National Iron & Steel (ANSDK)...............................     593,116
   2,000  Alexandria National Iron & Steel (ANSDK) (a)...........................      94,000
                                                                                   ----------
                                                                                      687,116
                                                                                   ----------
                                                                                    7,822,149
                                                                                   ----------
ISRAEL--22.94%
          BANKING--1.63%
   5,612  First International Bank...............................................     617,255
                                                                                   ----------
          CHEMICALS--2.22%
 504,000  Israel Chemicals.......................................................     377,646
  84,000  Makhteshim Chemical Works..............................................     459,165
                                                                                   ----------
                                                                                      836,811
                                                                                   ----------
          CONGLOMERATES--2.14%
  11,630  The Israel Corporation.................................................     807,593
                                                                                   ----------
          ELECTRONICS--3.83%
   3,808  Clal Elec. Ind.........................................................     427,874
  12,975  Elco Holdings..........................................................     544,141
  45,000  Elron Electr Inds. Ltd.--ADR...........................................     472,500
                                                                                   ----------
                                                                                    1,444,515
                                                                                   ----------
          ENGINEERING & CONSTRUCTION--3.31%
  14,210  Koor Industries........................................................   1,249,514
                                                                                   ----------
          FOOD & BEVERAGE--1.45%
  86,823  Osem Investment Ltd. ..................................................     548,250
                                                                                   ----------
          OIL & GAS--1.04%
  13,550  Delek Israel Fuel......................................................     391,226
                                                                                   ----------
          REAL ESTATE & TOURISM--2.58%
     799  Africa Israel Inv. ....................................................     976,199
                                                                                   ----------
          RETAIL TRADE--2.83%
  53,523  Super Sol..............................................................   1,068,163
                                                                                   ----------
          TELECOMMUNICATIONS--1.91%
  38,000  ECI Telecom Ltd.--ADR..................................................     722,000
                                                                                   ----------
                                                                                    8,661,526
                                                                                   ----------

LEBANON--4.22%
          BANKING--2.04%
  63,000  Banque Audi SAL--GDR...................................................     771,750
                                                                                   ----------
          REAL ESTATE--2.18%
   6,450  Solidere-B Warrants (b)................................................     822,375
                                                                                   ----------
                                                                                    1,594,125
                                                                                   ----------

                                                                              11

  SHARES                                                                                 VALUE
-----------                                                                           ----------
MOROCCO--22.70%
             AUTOMOTIVE & TRUCKS--2.15%
      2,350  Auto Hall..............................................................  $  813,032
                                                                                      ----------
             BANKING--3.94%
     16,708  Banque Commerciale du Maroc (BCM)......................................   1,056,434
     20,125  Credit Immobilier et Hotelier (CIH)....................................     432,166
                                                                                      ----------
                                                                                       1,488,600
                                                                                      ----------
             CONGLOMERATES--3.60%
     10,000  Omnium Nord Africain (ONA "A").........................................     402,043
     24,000  Omnium Nord Africain (ONA "B").........................................     958,507
                                                                                      ----------
                                                                                       1,360,550
                                                                                      ----------
             CONSTRUCTION--2.18%
     22,034  Cimenterie de l'Oriental (CIOR)........................................     822,772
                                                                                      ----------
             ELECTRICAL EQUIPMENT--1.88%
      7,189  Alcatel Alsthom CGE Maroc..............................................     707,562
                                                                                      ----------
             FINANCIAL SERVICES--1.69%
     13,687  Credit Eqdom...........................................................     636,817
                                                                                      ----------
             FOOD & BEVERAGE--1.23%
      5,000  Brasseries du Maroc (BDM)..............................................     462,289
                                                                                      ----------
             INVESTMENT COMPANIES--4.43%
     22,000  Financiere Diwan (a)...................................................     603,660
     17,950  Societe Nationale d'Investissement (SNI)...............................   1,068,580
                                                                                      ----------
                                                                                       1,672,240
                                                                                      ----------
             TRUCKING & FREIGHT--1.60%
     16,355  Cie de Transport du Maroc (CTM-LN).....................................     604,859
                                                                                      ----------
                                                                                       8,568,721
                                                                                      ----------
OMAN--2.04%
             INVESTMENT COMPANIES--2.04%
     87,000  Oryx Fund..............................................................     772,125
                                                                                      ----------
TURKEY--20.67%
             APPAREL & TEXTILES--1.42%
  1,722,798  Aksa...................................................................     537,063
                                                                                      ----------
             BANKING--1.39%
  2,000,000  Akbank.................................................................     526,059
                                                                                      ----------
             CHEMICALS--1.81%
    910,000  Petkim.................................................................     682,611
                                                                                      ----------
             CONGLOMERATES--1.19%
  2,250,000  Koc Holding............................................................     449,342
                                                                                      ----------
             CONSTRUCTION--9.97%
  1,199,000  Alarko Holding.........................................................     467,219
  1,100,000  Alarko Sanayi..........................................................     482,221
  1,030,000  Cimentas...............................................................     622,114
  4,330,000  Eczacibasi Yapi (EYAP).................................................     514,622
  2,000,000  Ege Seramik............................................................     691,671
  6,825,600  Trakya Cam.............................................................     984,110
                                                                                      ----------
                                                                                       3,761,957
                                                                                      ----------
             FOOD & BEVERAGE--1.70%
  3,060,000  Guney Biracilik........................................................     640,916
                                                                                      ----------
             PACKAGING & CONTAINERS--1.57%
  3,273,000  Tire Kutsan............................................................     593,062
                                                                                      ----------
             TELECOMMUNICATIONS--1.62%
  1,770,000  Netas..................................................................     612,129
                                                                                      ----------
                                                                                       7,803,139
                                                                                      ----------
TOTAL EQUITY AND EQUITY EQUIVALENTS (cost $34,640,712)..............................  35,221,785
                                                                                      ----------

--------------------------------------------------------------------------------
TREASURY BILL--2.76%
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                                                                 VALUE
----------                                                                           -----------
 EGP 3,550  Egyptian Treasury Bill
            Zero Coupon, 11/23/95 (cost $1,038,409)................................  $ 1,041,361
                                                                                     -----------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--4.97%
--------------------------------------------------------------------------------

  US$1,877  Repurchase Agreement with State Street Bank and Trust Company,
            4.50% dated 10/31/95 to be repurchased 11/01/95 in the amount of $1,877,235 collateralized by $1,265,000 U.S. Treasury Bond, 12.00%
            due 8/15/13 (cost $1,877,000)..........................................    1,877,000
                                                                                     -----------
TOTAL INVESTMENTS (cost $37,556,121)--101.02%......................................   38,140,146
Liabilities in excess of other assets--(1.02)%.....................................     (384,252)
                                                                                     -----------
NET ASSETS (applicable to 2,807,169 shares; equivalent to
 $13.45 per share)--100.00%........................................................  $37,755,894
                                                                                     ===========


------------
 (a) Fair valued security, aggregating $1,099,955 or 2.91% of net assets.
 (b) Non-income producing security.
ADR American Depositary Receipt.
GDR Global Depositary Receipt.








                 See accompanying notes to financial statements

Statement of Assets and Liabilities

                                                                               OCTOBER 31, 1995
                                                                               ----------------
ASSETS
Investments in securities, at value (cost $37,556,121)......................   $     38,140,146
Cash (including foreign currency of $699,617 with a cost of $743,152).......            700,202
Dividends and interest receivable...........................................             74,127
Deferred organizational expenses............................................            297,256
Prepaid expenses............................................................             34,041
                                                                               ----------------
     Total assets...........................................................         39,245,772
                                                                               ----------------

LIABILITIES
Payable for securities purchased............................................          1,149,713
Investment advisory fee payable.............................................             40,023
Administration fee payable..................................................              7,644
Accrued expenses and other liabilities......................................            292,498
                                                                               ----------------
     Total liabilities......................................................          1,489,878
                                                                               ----------------

NET ASSETS
Common stock, $0.001 par value; 2,807,169 shares issued and outstanding
  (100,000,000 shares authorized)...........................................              2,807
Additional paid-in capital..................................................         37,504,936
Net realized loss on investments............................................           (295,001)
Net unrealized appreciation of investments and other assets
  and liabilities denominated in foreign currency...........................            543,152
                                                                               ----------------
     Net assets applicable to shares outstanding............................   $     37,755,894
                                                                               ================
NET ASSET VALUE PER SHARE...................................................             $13.45
                                                                                          =====










                 See accompanying notes to financial statements

Statement of Operations

                                                                             FOR THE PERIOD
                                                                            NOVEMBER 4, 1994*
                                                                                 THROUGH
                                                                            OCTOBER 31, 1995
                                                                            -----------------
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $36,675)..................      $   638,478
Interest.................................................................          550,223
                                                                            --------------
                                                                                 1,188,701
                                                                            --------------

EXPENSES
Investment advisory fees.................................................          475,315
Custody and accounting fees..............................................          193,343
Legal and audit fees.....................................................          134,880
Administration fees......................................................          123,973
Directors' fees and expenses.............................................           76,149
Amortization of organizational expenses..................................           72,744
Reports and notices to shareholders......................................           51,654
Transfer agent fees and expenses.........................................           15,902
Other expenses...........................................................           37,793
                                                                            --------------
Total expenses...........................................................        1,181,753
Less: Fee waivers........................................................          (44,094)
                                                                            --------------
Net expenses.............................................................        1,137,659
                                                                            --------------
Net investment income....................................................           51,042
                                                                            --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
 Investments.............................................................         (295,001)
 Foreign currency transactions...........................................         (399,835)
Net unrealized appreciation (depreciation) of:
 Investments.............................................................          584,025
 Other assets and liabilities denominated in foreign currency............          (40,873)
                                                                            --------------
Net realized and unrealized loss on investments
  and foreign currency transactions......................................         (151,684)
                                                                            --------------

NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS....................      $  (100,642)
                                                                            ==============


Statement of Changes in Net Assets

                                                                             FOR THE PERIOD
                                                                            NOVEMBER 4, 1994*
                                                                                 THROUGH
                                                                            OCTOBER 31, 1995
                                                                            -----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income....................................................      $    51,042
Net realized loss on investments and foreign currency
   transactions..........................................................         (694,836)
Net unrealized appreciation of investments and other assets
   and liabilities denominated in foreign currency.......................          543,152
                                                                            --------------
Total from investment operations.........................................         (100,642)
                                                                            --------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares of common stock.............................       39,310,000
Offering costs charged to additional paid-in capital.....................       (1,553,472)
                                                                            --------------
Total capital share transactions.........................................       37,756,528
                                                                            --------------
Net increase in net assets...............................................       37,655,886

NET ASSETS
Beginning of period......................................................          100,008
                                                                            --------------
End of period............................................................      $37,755,894
                                                                            ==============


* Commencement of operations

                 See accompanying notes to financial statements

Notes to Financial Statements


NOTE 1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") was incorporated in the State of Maryland on July 29, 1994, as a non-diversified, closed-end management investment company. Prior to commencing operations on November 4, 1994, the Fund had no operations other than the sale to Foreign & Colonial Emerging Markets Limited (the "Investment Adviser") of 7,169 shares of common stock for $100,008 on October 25, 1994. Organizational costs of $370,000 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

The following is a summary of significant accounting policies followed by the Fund.

Valuation of Investments--Portfolio securities for which market quotations are readily available are valued at the last sale price prior to the time of determination if there was a sale on the date of determination or, if there was no sale on such day, at the mean between the last current bid and asked prices, or if there was no asked price, the bid price. Securities for which reliable market quotations or pricing services are not readily available are valued in good faith at fair value using methods determined in good faith by, or under procedures established by the Fund's Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days.

Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase aggreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Investment Transactions and Investment Income--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities denominated in a foreign currency are translated at the prevailing rates of exchange on the valuation date and (2) purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gains or losses are included in the Statement of Operations.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the end of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Accordingly, such net unrealized foreign currency gain (loss) is included in net realized and unrealized gain
(loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency.

Net realized foreign currency losses of $399,835 represent foreign currency gains and losses from holdings of foreign currencies, sales and maturities of foreign debt securities, transactions in foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of additional paid-in capital. Net realized foreign currency losses of $399,835 were reclassified to accumulated net investment loss. As a result of this permanent book/tax difference, $348,793 has been reclassified to additional paid-in capital. Net assets were not affected by this reclassification.

U.S Federal Income Taxes--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a U.S. federal excise tax. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

At October 31, 1995, the Fund had a capital loss carryforward of $295,001 available as a reduction, to the extent provided in the regulations, of any future net capital gains realized prior to the end of fiscal year 2003. To the extent that these losses are used to offset future capital gains, such gains will not be distributed to shareholders.

Foreign Taxes--The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the foreign countries in which it invests.


NOTE 2  INVESTMENT ADVISER AND ADMINISTRATOR

The Investment Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. As compensation for its services to the Fund, the Investment Adviser is paid a monthly fee at the annual rate of 1.25% of the value of the Fund's average weekly net assets. For the period ended October 31, 1995, the Investment Adviser waived $7,902 of its fees.

Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated ("PaineWebber"), provides administrative services to the Fund under an Administration Agreement. As compensation for its services, the Administrator is paid a monthly fee at the annual rate of 0.15% of the value of the Fund's average weekly net assets, subject to a minimum annual fee of $125,000. For the period ended October 31, 1995, the Administrator waived $36,192 of its fees.


NOTE 3  INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at October 31, 1995 was the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of investments of $584,025 was composed of gross appreciation of $2,701,355 for those investments having an excess of value over cost, and gross depreciation of $2,117,330 for those investments having an excess of cost over value.

For the period ended October 31, 1995, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $40,046,888 and $5,111,175, respectively.


NOTE 4  TRANSACTIONS WITH AFFILIATES

PaineWebber, an affiliate of the Administrator, participated in the underwriting group as one of the managers in the offering of the Fund's common stock. PaineWebber informed the Fund that it received $198,355 in underwriting and management fees and $162,658 in selling concessions for the sale of 361,300 shares.


NOTE 5  CONCENTRATION OF RISK

Investment in Middle East issuers involve certain risks and special considerations which are not typically associated with investing in securities issued by U.S. or Western European companies or governments, as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the security markets. In particular, securities markets and currencies of many Middle East countries, similar to those of other emerging market countries, have been subject to substantial price volatility and sudden market declines. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developements in a specific industry or region.


NOTE 6  CAPITAL STOCK

Transactions in common stock were as follows:

                                                                           FOR THE PERIOD
                                                                         NOVEMBER 4, 1994*
                                                                              THROUGH
                                                                          OCTOBER 31, 1995
                                                                      ------------------------
                                                                       SHARES        AMOUNT
                                                                       ------        ------
Net shares/proceeds from initial public offering...................   2,800,000    $39,310,000
Offering costs charged to additional paid-in capital...............      --         (1,553,472)
                                                                      ---------    -----------
                                                                      2,800,000    $37,756,528
                                                                      =========    ===========


* Commencement of operations.

At October 31, 1995, International Finance Corporation owned 500,000 shares of the Fund.


NOTE 7  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                     NET REALIZED        NET INCREASE
                                                    AND UNREALIZED      (DECREASE) IN
                                                    GAIN (LOSS) ON        NET ASSETS
                                      NET          INVESTMENTS AND           FROM
                                   INVESTMENT      FOREIGN CURRENCY       INVESTMENT          MARKET PRICE
                                 INCOME (LOSS)       TRANSACTIONS         OPERATIONS            ON NYSE
                                 --------------    ----------------    ----------------    ------------------
                                 TOTAL     PER      TOTAL      PER      TOTAL      PER
QUARTER ENDED                    (000)    SHARE     (000)     SHARE     (000)     SHARE     HIGH        LOW
------------------------------   -----    -----    -------    -----    -------    -----    -------    -------
October 31, 1995..............   $ 142    $ .05    $(1,184)   $(.42)   $(1,042)   $(.37)   $13.125    $11.000
July 31, 1995.................     (78)    (.02)      (349)    (.13)      (427)    (.15)    12.875     10.875
April 30, 1995................     (50)    (.02)     2,451      .87      2,401      .85     13.250      9.750
January 31, 1995*.............      37      .01     (1,070)    (.38)    (1,033)    (.37)    15.000     12.000
                                 -----    -----    -------    -----    -------    -----
 Totals.......................   $  51    $ .02    $  (152)   $(.06)   $  (101)   $(.04)
                                 =====    =====    =======    =====    =======    =====


* For the period November 4, 1994 (commencement of operations) through January 31, 1995.

Financial Highlights


Selected data for a share of common stock outstanding throughout the period is presented below.

                                                                        FOR THE PERIOD
                                                                       NOVEMBER 4, 1994*
                                                                            THROUGH
                                                                       OCTOBER 31, 1995
                                                                       -----------------
Net asset value, beginning of period.................................       $ 14.04**
                                                                            -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income................................................           .02
Net realized and unrealized loss on investments and
  foreign currency transactions......................................          (.06)
                                                                            -------
       Total from investment operations..............................          (.04)
                                                                            -------
CAPITAL SHARE TRANSACTIONS
Offering costs charged to additional paid-in capital.................         (0.55)
                                                                            -------
Net asset value, end of period.......................................       $ 13.45
                                                                            =======
Market value, end of period..........................................       $ 11.00
                                                                            =======
TOTAL INVESTMENT RETURN (a)(b).......................................        (21.65)%
                                                                            =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)..............................       $37,756
Ratio of expenses to average net assets..............................          2.99%+#
Ratio of net investment income to average net assets.................          0.13%+#
Portfolio turnover...................................................            19%

NOTES:

*     Commencement of operations
**    Initial public offering price of $15.00 per share less an average underwriting discount of
      $0.96 per share.
+     Annualized
#     The Investment Adviser and Adminstrator waived a portion of their fees during the period. If such waivers had not been made, the ratio of expenses to average net assets would have been 3.11% and the ratio of net investment income to average net assets would have been 0.01%.
(a)   Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.
(b)   Total investment return is not annualized.

Report of the Independent Accountants


To the Shareholders and Board of Directors of The Foreign & Colonial Emerging Middle East Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") at October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period November 4, 1994 (commencement of operations) through October 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York

December 12, 1995

Corporate Information


DIRECTORS

Audley W. Twiston Davies, Chairman and President
Bassam Aburdene
Albert Francke, III
Walter M. Noel, Jr.
Fred Arthur Rank Packard
David C. Patterson


OFFICERS

Audley W. Twiston Davies    Chairman and President
Arnab Banerji               Executive Vice President
Scott Delman                Vice President
Omar Masri                  Vice President
Michael Gabriel             Treasurer and Secretary


INVESTMENT ADVISER

Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY


ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019


CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036


LEGAL COUNSEL

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

NYSE symbol "EME"

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Foreign & Colonial Emerging Middle East Fund, Inc.
1285 Avenue of the Americas
New York, NY 10019
Telephone: 212-713-2848
Fax: 212-713-4058

Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY
Telephone: 44-171-628-1234
Fax: 44-171-628-2281







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Foreign & Colonial Emerging Markets Limited